Exhibit 10.4

CERTAIN INFORMATION (INDICATED BY “[***]”) IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TOSHIBA

Toshiba America Electronic Components, Inc.

2950 Orchard Parkway, San Jose, CA 95131

Design and Production Agreement

Amendment #1

Netlist Inc.

This Design and Production Agreement Amendment effective May 22, 2009 (the “Effective Date”) is between Toshiba America Electronic Components, Inc., with a principal place of business at 19900 MacArthur Boulevard, Suite 400, Irvine, CA 92612 (“TAEC”) and Netlist Inc. with a place of business at 51 Discovery, Suite 150 Irvine, CA 92618 (“Customer”) and sets out the terms and conditions under which TAEC will design the product identified herein for Customer.

1.             Project Name

Register ASIC

2.             Summary

This Amendment #1 to the Register ASIC Design and Production Agreement, dated July 31, 2008, (TAEC#27N1242613) is hereby amended to remove the Major Project Milestones in section 4. Schedule and replace with the following Major Project Milestones as follows:

4.             Schedule

Major Project Milestones

Event	Target Date/Completed
Development PO Released	[***]
Preliminary Feasibility Study	[***]
Design Decision	[***]
Design Initiation	[***]
Package Selection Finalized	[***]
Early Netlist for Pipecleaning	[***]
Final Netlist (functionally correct)	[***]
Tape Out — Second Sign off (GDSII transfer)	[***]
Delivery of prototypes	[***]
System compliance phase - start	[***]
System compliance phase - complete	[***]
1st Risk Production shipment	[***]

Except as modified herein, all other terms and conditions of the Design and Production Agreement shall remain in full force and effect per their terms.

Toshiba America Electronic Components, Inc.	NetList Inc.

/s/ Takeshi Iwamoto	/s/ James P. Perrott
Signature	Signature

Takeshi Iwamoto VP, Customer SoC &	James P. Perrott, SVP Sales & Marketing
Foundry Business Unit	Printed Name and Title
Printed Name and Title
5-22-09
5-22-09	Date
Date